John Hancock Funds III
                                   Supplement
                            dated July 3, 2006 to the
                       Statement of Additional Information
                               dated June 12, 2006


Under the heading "SALES COMPENSATION", the "Additional compensation" section has been deleted and replaced with:

Additional Payments to Financial Intermediaries. Shares of the funds are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The funds' principal distributor John Hancock Funds, LLC ("John Hancock Funds") may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that John Hancock Funds provides to firms are described below. These categories are not mutually exclusive and John Hancock Funds may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in John Hancock Funds' efforts to promote the sale of the funds' shares. John Hancock Funds agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. John Hancock Funds determines which firms to support and the extent of the payments it is willing to make. John Hancock Funds generally chooses to compensate firms that have a strong capability to distribute shares of the funds and that are willing to cooperate with the distributor's promotional efforts. John Hancock Funds does not make an independent assessment of the cost of providing such services.

As of June 30, 2006, the following member firms of the NASD have arrangements in effect with John Hancock Funds pursuant to which the firm is entitled to a revenue sharing payment:

1st Global Capital Corp.                                Lincoln Financial Advisors Corporation
A. G.  Edwards & Sons, Inc.                             Linsco/Private Ledger Corp.
AIG Financial Advisors, Inc.                            Merrill, Lynch, Pierce, Fenner, & Smith Incorporated
Ameriprise Financial Services, Inc.                     Morgan Keegan & Company, Inc.
AXA Advisors, LLC                                       Morgan Stanley & Co., Incorporated
Berthel, Fisher & Company Financial Services, Inc.      National Planning Corporation
BNY Investment Center Inc.                              Oppenheimer & Co., Inc.
Citigroup Global Markets Inc.                           Piper Jaffray & Co.
Commonwealth Financial Network                          Raymond James & Associates, Inc.
Crown Capital Securities, L.P.                          RBC Dain Rauscher Inc.
CUSO Financial Services, L.P.                           Securities America, Inc.
Ferris, Baker, Watts Incorporated                       Signator Investors, Inc.
First Tennessee Brokerage, Inc.                         Stifel, Nicolaus & Company, Incorporated
H.D. Vest Investment Services                           Transamerica Financial Advisors, Inc.
ING Financial Partners, Inc.                            UBS Financial Services, Inc.
Investacorp, Inc.                                       UVEST Financial Services, Inc.
Janney Montgomery Scott LLC                             Wachovia Securities, LLC
J.J.B. Hilliard, W. L. Lyons, Inc.                      Wells Fargo Investments, LLC

John Hancock Funds also has arrangements with intermediaries that are not members of the NASD.

Sales and Asset Based Payments. John Hancock Funds makes revenue sharing payments as incentives to certain firms to promote and sell shares of the funds. John Hancock Funds hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for the Advisers and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give John Hancock Funds additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of John Hancock Funds by allowing it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the funds.

The revenue sharing payments John Hancock Funds makes may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the funds and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. John Hancock Funds may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. John Hancock Funds also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. John Hancock Funds also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that John Hancock Funds may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Cash Payments. From time to time, John Hancock Funds may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by John Hancock Funds may include financial assistance to firms that enable John Hancock Funds to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the NASD. John Hancock Funds makes payments for entertainment events they deem appropriate, subject to John Hancock Funds' guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

John Hancock Funds and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the Adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Adviser or its affiliates that are not related to the funds.


JH3SAI 7/06